                                  EXHIBIT 9(f)

                    FORM OF AMENDED SCHEDULES A AND B TO THE
                SUB-ADMINISTRATION AGREEMENT BETWEEN ASO SERVICES
                         COMPANY AND BISYS FUND SERVICES

                                                   Dated: ________________, 1997

                               FORM OF SCHEDULE A
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES

NAME OF FUND
------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund A
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Capital Fund
AmSouth Equity Income Fund

                                 ASO SERVICES COMPANY

                                 By:  ___________________________

                                 Title:  ________________________


                                 BISYS FUND SERVICES LIMITED
                                    PARTNERSHIP

                                 By:  BISYS Fund Services, Inc., General Partner

                                 By:  ___________________________

                                 Title:  ________________________

                                                 Dated: __________________, 1997


                               FORM OF SCHEDULE B
                       TO THE SUB-ADMINISTRATION AGREEMENT
                                     BETWEEN
                              ASO SERVICES COMPANY
                                       AND
                               BISYS FUND SERVICES


Name of Fund                          Compensation*
------------                          -------------
AmSouth Prime Obligations Fund        Such percentage of ASC's compensation received pursuant to
AmSouth U.S. Treasury Fund            the Management and Administration Agreement with the Trust
AmSouth Tax Exempt Fund               as shall be agreed upon from time to time between the
AmSouth Equity Fund                   parties.
AmSouth Regional Equity Fund
AmSouth Balanced Fund
AmSouth Bond Fund
AmSouth Municipal Bond Fund
AmSouth Limited Maturity Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Capital Fund
AmSouth Equity Income Fund


                                 ASO SERVICES COMPANY

                                 By:  ___________________________

                                 Title:  ________________________

                                 BISYS FUND SERVICES LIMITED
                                    PARTNERSHIP

                                 By:  BISYS Fund Services, Inc., General Partner

                                 By:  ___________________________

                                 Title:  ________________________

------------------
     *All fees are computed daily and paid periodically

                                       B-1